                                                                 Exhibit (c)(10)


                            CONSENT OF STOCKHOLDERS
                                  ("CONSENT")


        Reference is hereby made to the Stockholder Purchase Agreement, dated June 1, 1996, among Clear Channel Radio, Inc. ("Clear Channel") and the undersigned (the "Agreement"). The undersigned hereby consent to Amendment No. 2 to the Tender Offer Agreement, dated June 1, 1996, between Clear Channel Radio, Inc. and Heftel Broadcasting Corporation, as amended (the "Offer Agreement") and hereby acknowledge the term "Tender Offer Agreement" as used in the Agreement shall mean the Offer Agreement as heretofore and hereafter amended. A copy of Amendment No. 2 is attached hereto.

        In WITNESS WHEREOF, the undersigned have executed this Consent as of June 20, 1996.

/s/ Catharine Rolph
- -----------------------------------
Catharine Rolph

/s/ Margaret A.H. Wilson
- -----------------------------------
Margaret A.H. Wilson, individually
  and as custodian for each of Nalani
  Wilson, Ryan Wilson and Deven
  Wilson, under the Hawaii Uniform
  Transfers to Minors Act

/s/ Susan Heftel-Liquido
- -----------------------------------
Susan Heftel-Liquido, as trustee
  of the Susan Heftel-Liquido Trust
  u/t/d 2/1/93 and as custodian for
  each of Francisco Liquido, Tiara
  Liquido, Carlo Liquido and Fernando
  Liquido under Hawaii Uniform Transfers
  to Minors Act


/s/ Christopher Lee Heftel
- -----------------------------------
Christopher Lee Heftel, individually
  and as custodian for each of Logan
  Heftel, Brannon Heftel and Hayden
  Heftel under the Tennessee Uniform
  Transfers to Minors Act


/s/ Terry Heftel
- -----------------------------------
Terry Heftel, individually and as
  custodian for each of Jonathan Heftel,
  Jeffrey Welch and Jeremy Heftel under
  the Utah Uniform Transfers to Minors Act

/s/ Richard Heftel
- -----------------------------------
Richard Heftel, as trustee of the
  Richard Heftel Living Trust dated
  January 9, 1996, and as custodian
  for each of Kawika Heftel, Christian
  Heftel and Brittany Heftel, under
  the California Uniform Transfers to
  Minors Act


/s/ Cecil Heftel
- -----------------------------------
Cecil Heftel


/s/ Michelle Lopez Hendrick
- -----------------------------------
Michelle Lopez Hendrick


/s/ Michael Donohoe
- -----------------------------------
Michael Donohoe


/s/ James Donohoe
- -----------------------------------
James Donohoe


/s/ Lani Donohoe
- -----------------------------------
Lani Donohoe, as custodian for Josh
  Donohoe, under the California
  Uniform Transfers to Minors Act


/s/ Carl Parmer
- -----------------------------------
Carl Parmer






                                       2